Exhibit-32 -- Certification per Sarbanes-Oxley Act (Section 906)

The undersigned, John Dean Harper, President and Director, of Absolute Glass Protections, Inc. (the "Company") and Michael I. Kling, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-KSB of the Company for the year ended September 30, 2004 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15
     U.S.C. 78m or 78o(d); and

(2) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated:  January 14, 2005

                                           /s/ Michael I. Kling
                                           ------------------------
                                               Michael I. Kling
                                               Chief Financial Officer
                                               (Principal Financial Officer)

                                           /s/ John Dean Harper
                                          -------------------------
                                               John Dean Harper
                                               President and Director
                                               (Principal Executive Officer)